UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 12, 2014

INTERPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Texas
State or Other Jurisdiction of Incorporation)

1-35267	75-1549797

(Commission File Number)	(IRS Employer Identification No.)

4240 International Parkway, Suite 105, Carrollton, Texas	75007

(Address of Principal Executive Offices)	(Zip Code)

(214) 654-5000 (Registrant’s Telephone Number, Including Area Code) Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 1.01. Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement

On August 13, 2014, Interphase Corporation (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Hodges Small Cap Fund (“Hodges”) pursuant to which the Company issued and sold on that date 1,367,000 shares (the “Shares”) of the Company’s common stock, $0.10 par value per share (the “Common Stock”), to Hodges in a private placement for an aggregate purchase price of approximately $3.3 million in cash. The purchase price for the Shares under the Purchase Agreement, as determined by negotiations between the Company and Hodges, was approximately $2.45 per Share. The Shares constituted approximately 19.5% of the total of issued and outstanding shares of Common Stock immediately before the execution of the Purchase Agreement and the closing of the purchase and sale of the Shares thereunder.

The issuance and sale of the Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption afforded by Rule 506(b) of Regulation D. Hodges represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act.

The foregoing description of the Purchase Agreement is a summary and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Company’s filing of the Purchase Agreement is only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business or operations. Investors in the Common Stock should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts or condition of the Company. The Purchase Agreement should not be read alone, but should be read in relation with the other information regarding the Company and its business and operations that is or will be contained in, or incorporated by reference into, the documents that the Company files with or furnishes to the SEC.

Registration Rights Agreement

In connection with the Purchase Agreement, on August 13, 2014, the Company also entered into a Registration Rights Agreement with Hodges (the “Registration Rights Agreement”) pursuant to which the Company agreed to prepare and file a registration statement under the Securities Act to permit Hodges to publicly resell the Shares from time to time.

Under the Registration Rights Agreement, the Company agreed to (1) file a registration statement (the “Registration Statement”) covering the resale of the Shares by Hodges on a continuous basis pursuant to Rule 415 under the Securities Act within 30 days following the closing of the purchase of the Shares, and (2) use its commercially reasonable efforts to cause the Registration Statement to become effective within 90 days following the closing of the sale of Shares to Hodges (or 120 days in the event of a review of the Registration Statement by the SEC). If the Company fails to file the Registration Statement within such 30-day period, or the Registration Statement is not declared effective within such 90- (or 120-) day period, the Registration Rights Agreement provides for monthly payments by the Company to Hodges of liquidated damages equal to 1% of the aggregate purchase price for the Shares then owned by Hodges until the Registration Statement has been filed or has been declared effective, as the case may be, subject to a maximum aggregate liquidated damages amount of 10% of the aggregate purchase price for the Shares.

The Company agreed to use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (1) the date that all Shares have been sold or can be sold publicly without restriction or limitation under Rule 144 under the Securities Act, or (2), August 13, 2017. Under the Registration Rights Agreement, if the effectiveness of the Registration Statement is suspended for certain specified time periods, then, subject to certain exceptions, the Company may be obligated to pay certain liquidated damages to Hodges.

Under the Registration Rights Agreement, the Company agreed to pay all fees and expenses incident to the registration of the Shares for resale, including (without limitation) all registration and filing fees and fees and expenses of the Company’s accountants and legal counsel. Hodges will be responsible for paying all expenses, including (without limitation) any underwriting discounts and commissions, incurred by it in connection with its sale of the Shares. Also, the Company agreed to indemnify Hodges against certain losses, claims, damages, and liabilities relating to the registration.

The foregoing description of the Registration Rights Agreement is a summary and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amendment to Rights Agreement

On August 12, 2014, the Company and Computershare Trust Company, N.A. (the “Rights Agent”) entered into Amendment No. 1 to Rights Agreement (the “Amendment”) to amend that certain Rights Agreement dated as of July 29, 2011, by and between the Company and the Rights Agent (the “Rights Agreement”). The Amendment accelerated the scheduled expiration of the common stock purchase rights under the Rights Agreement (the “Rights”) from 5:00 p.m. (Eastern time) on July 29, 2021 to 8:00 p.m. (Eastern time) on August 12, 2014, effectively terminating the Rights Agreement as of that time on that date, to make available sufficient shares of Common Stock to facilitate a private placement. All of the Rights distributed to the holders of the Common Stock expired, without the need for action by any of the holders, upon the termination of the Rights Agreement. The Common Stock was not affected by the termination of the Rights Agreement.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

A copy of the Rights Agreement as originally executed is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on August 2, 2011 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information under “Amendment to Rights Agreement” set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 1.02 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information under “Common Stock Purchase Agreement” set forth in Item 1.01 of this Current Report is incorporated in this Item 3.02 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information under “Amendment to Rights Agreement” set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

Item 8.01. Other Events.

On August 14, 2014, the Company issued a press release in connection with the agreement and actions described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1 – Amendment No. 1 to Rights Agreement, dated as of August 12, 2014, by and between Interphase Corporation and Computershare Trust Company, N.A., as Rights Agent.

Exhibit 10.1 – Common Stock Purchase Agreement, dated as of August 13, 2014, by and between Interphase Corporation and Hodges Small Cap Fund.

Exhibit 10.2 – Registration Rights Agreement, dated as of August 13, 2014, by and between Interphase Corporation and Hodges Small Cap Fund.

Exhibit 99.1 – Press Release issued by the Company dated August 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation

	By:	/s/ Thomas N. Tipton, Jr.
Date: August 18, 2014	Title:	Chief Financial Officer, SecretaryVice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit 4.1	Amendment No. 1 to Rights Agreement, dated as of August 12, 2014, by and between Interphase Corporation and Computershare Trust Company, N.A., as Rights Agent.

Exhibit 10.1	Common Stock Purchase Agreement, dated as of August 13, 2014, by and between Interphase Corporation and Hodges Small Cap Fund.

Exhibit 10.2	Registration Rights Agreement, dated as of August 13, 2014, by and between Interphase Corporation and Hodges Small Cap Fund.

Exhibit 99.1	Press Release dated August 14, 2014 (filed herewith)